                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 14, 2002

                    Merrill Lynch Mortgage Investors, Inc.
               (Exact name of registrant specified in Charter)


         Delaware                  333-47270                13-3416059
     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)


           4 World Financial Center, 10/F                      10080
                    New York, NY
      (Address of principal executive offices)               Zip Code



         REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-1000


                                Not Applicable

        (Former name and former address, if changed since last report)

ITEM 5. OTHER EVENTS

      Attached is a collateral term sheet (the "Term Sheet") furnished to the Registrant by Merrill Lynch Pierce, Fenner & Smith Incorporation (the "Underwriter"), in respect of the Registrant's proposed offering of Mortgage Loan Asset-Backed Certificates, Series 2002-HE1 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-47270) (the "Registration Statement"). The Registrant hereby incorporates the Term Sheet by reference in the Registration Statement.

      The Term Sheet was prepared by the Underwriter; the Registrant did not prepare or participate in the preparation of the Term Sheet.

      Any statement or information contained in the Term Sheet shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                   Description
(99.1)                        Collateral Term Sheets

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.



Date: November 15, 2002                   By: /s/ Vincent A. Mora Jr.
      -----------------------                 ----------------------------------
                                              Name:   Vincent A. Mora Jr.
                                              Title:  Managing Director

                               INDEX TO EXHIBITS

Exhibit No.       Description
(99.1)            Collateral Term Sheets